JELD-WEN, Inc. 2645 Silver Crescent Drive, Charlotte, NC 28273 USA www.jeld-wen.com January 3, 2025 CONFIDENTIAL Via Electronic Mail Only Kevin Lilly Email: kclilly5@gmail.com Re: Separation and Release Agreement Dear Kevin, As you are aware, your employment with JELD-WEN (“the Company”) ended effective January 3, 2025 (“Retirement Date”). You are sometimes referred to as “Executive” in this Agreement. In connection with your departure, the Company is making available to you this separation and release agreement (this “Agreement”). Under this Agreement, if you choose to accept it and do not exercise your right to revoke, as set forth in Paragraph 9, you will receive separation compensation above and beyond your final paycheck in accordance with Section 5(d) (“Termination Without Cause or for Good Reason”) of your Employment Agreement as set forth below (less applicable withholdings and payment of any outstanding credit card charges or other debts owed to the Company): A. Payments Severance Pay $ 1,071,000 USD Representing one year’s base pay ($595,000 USD) and your target annual bonus ($476,000 USD), severance pay will be made in twenty-six (26) equal bi-weekly installments, commencing within 30 days after your return of an executed original of this Agreement to Wendy Livingston, provided that you have not revoked this Agreement. Exhibit 10.33

2 2024 Bonus A prorated bonus for Management Incentive Plan (MIP) fiscal year 2024, based on actual Company performance and prorated for the number of calendar months during FY2024 that you were employed, payable at the time annual bonuses are paid to executives of the Company generally for MIP FY2024. Please note that applicable state and federal tax withholding rules may require the Company to withhold taxes from these amounts at a higher percentage than typically is required for payments of regular wages. B. Equity Your stock options, restricted stock units and performance stock units will continue to be governed by the applicable agreements under which they were granted; provided, however, notwithstanding the terms of said agreements and your Employment Agreement, that (i) you shall have ten years from the original grant date to exercise any vested and exercisable stock options, if you chose to do so; and (ii) any remaining unvested and/or unpaid options, restricted stock units, and performance stock units (based on actual performance) granted to you pursuant to annual compensation awards, shall vest in accordance with the terms of said grants as though you were still employed by the Company on their respective vesting dates. In the event you decide to exercise your options, you will login into the equity administration website offered by the Company (e.g., Shareworks, Fidelity) and follow the instructions. C. COBRA You are eligible to participate in the Company’s Health Plan through COBRA. Details about COBRA elections will be sent separately. If you elect to continue participation through COBRA and have completed all necessary paperwork to make a COBRA election, effective the first of the month following your Retirement Date, the Company will reimburse you for health coverage through COBRA for a period of up to 12 months following your effective Retirement Date up to the amount the Company would have paid for insurance on your behalf if you remained employed. To obtain reimbursement, send COBRA receipts to: JELD-WEN, Inc. Attn: Jason Weeks 2645 Silver Crescent Drive Charlotte, NC 28273 D. Outplacement Services You are eligible for outplacement services at a value of up to $10,000 to be utilized within one year of your Retirement Date. Please coordinate with Jason Weeks (VP Talent and Total Rewards) to arrange for such services.

3 In exchange for these benefits, which you would otherwise not be entitled to receive, you agree to the terms described below, which include a general release of claims. Separation Agreement 1. Release of Claims Executive hereby irrevocably, fully and finally releases the Company, its parent, subsidiaries, affiliates, directors, officers, agents and employees (“Releasees”) from all causes of action, claims, suits, demands or other obligations or liabilities, whether known or unknown, suspected or unsuspected, that Executive ever had or now has as of the time that Executive signs this release which relate to his hiring, his employment with the Company, the termination of his employment with the Company and claims asserted in shareholder derivative actions or shareholder class actions against the Company and its officers and Board, to the extent those derivative or class actions relate to the period during which Executive was employed by the Company. The claims released include, but are not limited to, any claims arising from or related to Executive’s employment with the Company, such as claims arising under (as amended) Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1974, the Americans with Disabilities Act, the Equal Pay Act, the Fair Labor Standards Act, the California Fair Employment and Housing Act, the California Labor Code, the Employee Retirement Income and Security Act of 1974 (“ERISA”) (except for any vested right Executive has to benefits under an ERISA plan), the state and federal Worker Adjustment and Retraining Notification Act, and the California Business and Professions Code; any other local, state (including but not limited to North Carolina), federal, or foreign law governing employment; and the common law of contract and tort. In no event, however, shall any claims, causes of action, suits, demands or other obligations or liabilities be released pursuant to the foregoing if and to the extent they relate to: (i) claims for workers’ compensation benefits under any of the Company’s workers’ compensation insurance policies or funds; (ii) claims related to Executive’s COBRA rights; (iii) claims for indemnification from the Company to which Executive is or may become entitled, including but not limited to claims submitted to an insurance company providing the Company with directors and officers liability insurance; and (iv) any claims for benefits under any employee benefit plans of the Company that become due or owing at any time following Executive’s termination of employment or retirement, including, but not limited to, any ERISA plans, deferred compensation plans or equity plans. Executive represents and warrants that he has not filed any claim, charge or complaint against any of the Releases. Executive intends that this release of claims cover all claims, whether or not known to Executive. Executive further recognizes the risk that, subsequent to the execution of this release, Executive may incur loss, damage or injury which Executive attributes to the claims encompassed

4 by this release. Executive expressly assumes this risk by signing this release and voluntarily and specifically waives any rights conferred by California Civil Code section 1542 which provides as follows: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Executive also hereby waives any rights under the laws of the Commonwealth of Virginia, the State of New York, or any other jurisdiction which Executive may otherwise possess that are comparable to those set forth under California Civil Code section 1542. Executive represents and warrants that there has been no assignment or other transfer of any interest in any claim by Executive that is covered by this release. Executive acknowledges that he has been given at least 21 days in which to review and consider this release, although Executive is free to execute this release at any time within a 45-day period. Executive acknowledges that he has been advised to consult with an attorney about this release. Executive also acknowledges his understanding that if Executive signs this release, Executive will have an additional 7 days from the date that Executive signs this release to revoke that acceptance, which Executive may effect by means of a written notice sent to the General Counsel of the Company at the Company’s corporate headquarters. If this 7-day period expires without a timely revocation, Executive acknowledges and agrees that this release will become final and effective on the eighth day following the date of Executive’s signature, which eighth day will be the effective date of this release. Executive acknowledges and agrees that his execution of this release is supported by independent and adequate consideration in the form of payments and/or benefits from the Company to which Executive would not have become entitled if he had not signed this release. 2. Tax Consequences No representations are made by the Company as to the tax consequences of the payments described in this Agreement. You are advised to consult a tax professional of your choice if you have any questions regarding the tax consequences of this Agreement. 3. Knowing and Voluntary Acceptance of Agreement and Release You acknowledge that you have carefully read the Agreement, understand its contents, and have had the opportunity to consult with an attorney if you wish to do so. You acknowledge that the Company advises you to consult with an attorney regarding this agreement. You understand that you are releasing legal rights, including, without limitation, those identified in the Release of Claims set forth above. You also acknowledge that, as consideration for executing this Agreement, including the Release of Claims, you are receiving additional benefits and compensation to which you would not otherwise necessarily be entitled.

5 4. Applicable Law and Dispute Resolution This Agreement shall be construed in accordance with and governed by the statutes and common law of the state of North Carolina. Any disputes arising in connection with the terms or enforcement of this Agreement shall be resolved by confidential mediation or binding arbitration in the State of North Carolina in accordance with the procedures of the American Arbitration Association or other procedures agreed upon by you and the Company; provided, however, that either party shall be entitled to seek provisional remedies in a court of competent jurisdiction. The costs of mediation and arbitration shall be borne equally by you and the Company. 5. Confidential and Proprietary Information and Non-Competition; Continuing Duties You acknowledge that you have a fiduciary duty as a former employee and officer of the Company to keep confidential all proprietary and/or confidential information obtained by you during the course of your employment (including, but not limited to, as set forth in your Employment Agreement). You further acknowledge that you have continuing obligations to the Company and its subsidiaries under the terms of your Employment Agreement, including but not limited to non-compete and non-solicitation obligations. Additionally, you acknowledge that as a former Section 16 officer of the Company, you have continuing obligations with respect to reporting trades in the Company’s stock. For a period of 6 months following your Retirement Date, you will continue to notify the Corporate Secretary both in advance and following any such trades made by you or by any affiliated individual. 6. Intellectual Property You acknowledge that all intellectual property (including without limitation any invention, design, technique, patent, or the like) conceived or created by you during your employment with the Company is the property of the Company. You also acknowledge that you have an obligation to cooperate with the Company in disclosing such intellectual property to the Company, and in assigning such intellectual property to the Company, including signing any necessary documents. You hereby acknowledge and expressly reaffirm these obligations, and further agree to cooperate with the Company after your employment ends by disclosing and confirming the Company's ownership in any such intellectual property conceived or created during your employment with the Company (including without limitation signing necessary documents at the Company's request), in exchange for the consideration provided to you under this Agreement.

6 7. Company Property You acknowledge that you must immediately return to the Company all Company-owned equipment furnished to you, including but not limited to your cellular phone, company credit card, computer, printer, fax machine, and keys unless you and the Company have agreed to an alternative arrangement with the Company. This equipment must be returned in the same condition as it was when assigned to you, excepting normal wear, and you must not alter, delete, or otherwise modify any information contained on any such devices. The Company’s obligations under this Agreement are contingent upon your return of all such property (or other agreed upon arrangement that protects confidential and proprietary Company information as set forth in Section 5), and no Company payments will be made to you until such property has been returned. 8. Acknowledgement You acknowledge that this Agreement contains the entire agreement and understanding between you and the Company and supersedes and replaces all prior negotiations and agreements concerning the subjects of this Agreement, except to the extent that your Employment Agreement continues to apply. You acknowledge that (a) you have read the Agreement and understand the effect of your release and that you are releasing legal rights including without limitation those identified in Paragraph 1; (b) are not relying on any representations or statements made by the Company or its representatives, other than those specifically contained in this Agreement; (c) you have had adequate time to consider this Agreement (as set forth below); (d) as consideration for executing this Agreement, you have received additional benefits and compensation of value to which you would not otherwise be entitled; and (e) you have been and hereby are advised in writing to review this Agreement with legal counsel of your choice prior to execution. 9. Time for Consideration of Offer and Agreement You acknowledge that this offer provides you with a consideration period of at least 21 days from the date of receipt and (as a courtesy) up to a maximum of 45 days (the “Consideration Period”). In the event you have not executed this Agreement by the expiration of the Consideration Period, this offer shall expire and the Company shall have no further obligation to you under this Separation and Release agreement, your Employment Agreement, and/or any other claimed agreement between you and the Company. You may execute this Agreement at any time following your Retirement Date and before the expiration of the Consideration Period. This Agreement shall be effective on the date it is signed. However, you shall have a period of seven (7) days from your execution of this Agreement in which you may revoke this Agreement. Notice of this revocation, if any, shall be made in writing addressed to Wendy Livingston in the Charlotte office with a copy to: JELD-WEN Benefits Department Attn: Jason Weeks 2654 Silver Crescent Drive Charlotte, NC 28273

7 In the event you do not exercise your right to revoke this Agreement, this Agreement shall remain in effect and shall become effective and irrevocable on the date immediately following the seven (7) day revocation period described above. 10. Mutual Non-Disparagement You agree that you will not make any untrue or misleading written or oral statement about the Company and its current officers and directors, or about your employment at JELD-WEN, Inc., that is intended or would reasonably be expected to cause harm to its and/or their reputation. Similarly, the Company agrees that its current officers and directors (including anyone acting expressly on their behalf) shall not make any untrue or misleading written or oral statement about you or your employment at JELD-WEN, Inc. that is intended or would reasonably be expected to cause harm to your reputation. You agree that you will not discuss your employment, termination, or any other Company matters with any investors, analysts, or other third parties; provided, however, that you and the Company will agree to appropriate responses to be given by each party in response to inquiries from your future prospective employers. 11. Severability If any term, clause or portion of this Agreement shall, for any reason, be held to be invalid or unenforceable or to be contrary to public policy or any law, then the remainder of this Agreement shall not be affected by such invalidity or unenforceability but shall remain in full force and effect, as if the invalid or unenforceable term or portion thereof had not existed within this Agreement. Sincerely, JELD-WEN, Inc. By: Wendy Livingston Executive VP, Human Resources I have read and understand the foregoing Agreement and, by signing below, I knowingly and voluntarily enter into this Agreement and understand that I am waiving and releasing legal claims that I may have against the Company. I also understand that the Company may be required to file this Agreement with the Securities and Exchange Commission pursuant to applicable regulations. Accepted: ___________________________ Kevin Lilly